Exhibit 10.1

THE SHARES OF COMMON STOCK ACQUIRED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, STATE SECURITIES LAWS OR THE LAWS OF ANY COUNTRY OUTSIDE THE UNITED STATES. ISSUANCE OF THE SHARES OF COMMON STOCK IS MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS. THE SHARES OF COMMON STOCK CANNOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.

BLGI, INC.

COMMON STOCK SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is made and entered into as of the date indicated on the signature page hereto, by and between BLGI, Inc., a Florida corporation (the “Company”), and __________________________, an individual (“Purchaser”).

WHEREAS, Purchaser desires to purchase, and the Company desires to issue and sell, shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.         AGREEMENT TO SELL AND PURCHASE.

A.        Subscription and Purchase. Subject to the terms and conditions hereof, at the Closing, Purchaser hereby subscribes for and agrees to purchase from the Company 1,000,000 shares of Common Stock (such purchased shares of Common Stock, the “Purchased Common Stock”) at a purchase price of $.10 (10 Cents) per share of Common Stock (the “Per Share Price” and the Purchased Common Stock multiplied by the Per Share Price, the “Subscription Amount”).

II.        CLOSING, DELIVERY AND PAYMENT.

A.        Closing. The closing of the sale and purchase of the Purchased Common Stock under this Agreement (the “Closing”) shall take place upon the execution of this Agreement at such time and place, including virtually, as the Company and Purchaser may mutually agree (such date on which the Closing occurs is hereafter referred to as the “Closing Date”) but no later than December 4, 2020.

B.        Purchaser Deliveries. At the Closing, subject to the terms and conditions hereof, the Purchaser will deliver to the Company:

1.         this Agreement duly executed by the Purchaser; and

2.         the Subscription Amount by wire transfer of immediately available funds made payable to the Company.

C.        Company Deliveries. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser:

1.         This Agreement duly executed by the Company; and

2.         a copy of the irrevocable instructions to the Company’s transfer agent instructing such transfer agent to deliver, on an expedited basis, a certificate evidencing the number of Purchased Common Stock, registered in the name of the Purchaser, which shall include the Securities Act Legend.

III.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to Purchaser as of the date of this Agreement and to the best of its knowledge as set forth below.

A.        Organization, Good Standing and Qualification. The Company and each of the Company’s subsidiaries (each a “Subsidiary”), if any, is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization. The Company has all requisite corporate power and authority to (1) own and operate its properties and assets, (2) execute and deliver this Agreement, (3) issue and sell the Purchased Common Stock, (4) carry out the provisions of this Agreement, and (5) carry on its business as presently conducted.

B.        Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, Board of Directors and shareholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Purchased Common Stock pursuant hereto has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms except (1) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (2) general principles of equity that restrict the availability of equitable remedies.

C.        No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) in any material respect, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or Subsidiary is a party or by which any property or asset of the Company or Subsidiary is bound, or affected, or (iii) in any material respect, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Purchaser set forth in Section IV hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company any Subsidiary or their respective securities are subject, including all applicable trading markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company or its business or its ability to perform its obligations hereunder.

D.        The Purchased Common Stock. The Purchased Common Stock is duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (other than restrictions on transfer set forth in this Agreement or imposed by applicable securities laws) and will not be subject to preemptive or similar rights of stockholders.

E.        SEC Reports; Financial Statements. Since August 1, 2020, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act.

F.        Compliance with Laws. Except as described in the SEC Reports, the Company and any Subsidiaries are in full compliance with all statutes, rules, regulations, or guidance that are necessary for the ownership of their respective properties and the conduct of their respective businesses, except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company or its business or its ability to perform its obligations hereunder.

G.        Brokers. The Company has not retained any investment banker or broker in connection with the transactions contemplated by this Agreement.

IV.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

A.        Purchaser hereby represents and warrants to the Company as follows: No Public Sale or Distribution. The Purchaser is acquiring the Purchased Common Stock for his or her own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and the Purchaser does not have a present arrangement to effect any distribution of the Purchased Common Stock.

B.        Purchaser Status. At the time the Purchaser was offered the Purchased Common Stock, he or she was, and at the date hereof is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker dealer.

C.        Experience of Such Purchaser. The Purchaser, either alone or together with his or her representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Common Stock, and has so evaluated the merits and risks of such investment. The Purchaser understands that he or she must bear the economic risk of this investment in the Purchased Common Stock indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

D.        Restricted Securities. The Purchaser understands that the Purchased Common Stock is characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser further understands that the certificates evidencing the Purchased Common Stock, purchased by it will contain the following legend (the “Securities Act Legend”):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS

AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS

E.        Brokers. Purchaser has not retained any investment banker or broker in connection with the transactions contemplated by this Agreement.

V.        MISCELLANEOUS.

A.        Governing Law; Venue. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS OF THE UNITED STATES. THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF CHICAGO FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR THE INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR THE INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

B.        Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Purchased Common Shares.

C.        Successors and Assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other party’s consent in connection with the transfer or sale of all or substantially all of the business or assets of such party relating to the subject matter of this Agreement to a Third Party, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise. This Agreement shall inure to the benefit of successors and assigns of the Company and, subject to the restrictions on transfer described herein, be binding upon Purchaser, Purchaser’s successors and permitted assigns.

D.        Entire Agreement; Amendment; Waiver. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents. This Agreement may not be amended, modified or revoked, in whole or in part, or any provisions hereof waived, except by an agreement in writing signed by each of the parties hereto.

E.        Severability. If one or more of the provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties can reach a mutually agreeable and enforceable replacement for such provision, then (1) such provision shall be excluded from this Agreement, (2) the balance of the Agreement shall be interpreted as if such provision were so excluded and (3) the balance of the Agreement shall be enforceable in accordance with its terms.

F.        Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (1) upon personal delivery to the party to be notified, (2) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, (3) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt or (4) one (1) business day after confirmed receipt of an email. All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

G.        Further Assurances. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

H.        Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

I.         Counterparts. This Agreement may be manually or electronically executed in one or more counterparts (delivery of which may occur via facsimile or electronic transmission, including as an attachment to an electronic mail message in “pdf” or similar format), each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

J.         Rules of Construction. The parties hereto agree that they have been represented by counsel of their own choosing during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or any other document will be construed against the party drafting such agreement or document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the last date set forth in the spaces provided below on which a party executed this Agreement.

_________________________________

Print Name of Purchaser

_________________________________

Signature of Purchaser

_________________________________

Subscription Amount ($)

_________________________________

Number of Shares of Common Stock

________________________

Tax ID#, SS# or similar #

Address:

________________________

________________________

________________________

Email: __________________

Telephone Number: _______

Date: November __, 2020

COMPANY:

BLGI, INC.

_________________________________

Name: Lawrence P. Cummins

Title: Chief Executive Officer

Address:

207 W. Division Street, Suite 137

Chicago, IL 60622

Email:

Date: November 25th, 2020